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                                                ACTIVE LINK COMMUNICATIONS, INC.
                                                                     FORM 10-KSB
                                                                EXHIBIT 10 (n.3)


This Note has not been registered under the Securities Act of 1933, as amended (the "Act'), and is a "restricted security," as that term is defined in Rule 144 under the Act. This Note may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.



                           CONVERTIBLE PROMISSORY NOTE




$500,000                                                Date: June 27, 2002
                                                        Due:  December 27, 2002


FOR VALUE RECEIVED, Active Link Communications, Inc., a Colorado corporation (the "Company") hereby promises to pay to Donnette L. Hall (the "Payee") at 180
E. Pearson Street, Unit 3301, Chicago, Illinois 60611 or such other place of payment as Payee may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Five Hundred Thousand Dollars ($500,000) on December 27, 2002. The Company agrees to pay all interest and fees incurred by the payee on her loan of even amount from Lake City Bank, Warsaw, Indiana. The Additional Terms and Conditions attached hereto are a part of this Note.

Payments shall be applied first to accrued interest and then to unpaid principal.

IN WITNESS WHEREOF, the Company has executed this Note on the day and year first above written.



                                    ACTIVE LINK COMMUNICATIONS, INC.

                                    1840 Centre Point Drive
                                    Naperville, IL  60563-9364

                                    Signature:
                                                 ------------------------------

                                    Print Name:
                                                 ------------------------------

                                    Title:
                                                 ------------------------------


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                        ACTIVE LINK COMMUNICATIONS, INC.
                           CONVERTIBLE PROMISSORY NOTE
                         ADDITIONAL TERMS AND CONDITIONS


         These Additional Terms and Conditions are attached to and shall be made a part of the Convertible Promissory Note of Active Link Communications, Inc. (the "Company") payable to Donnette L. Hall (the "Payee") dated June 27, 2002 (the "Note"), as if incorporated therein:

         1. Maturity Date. The Note will mature on December 27, 2002.

         2. Prepayment. The principal amount of this Note may be prepaid by the Company, in whole or in part, without premium or penalty, at any time upon 20 days prior notice to the Payee of the Note. Any prepayment shall be applied first to unpaid accrued interest and then to the unpaid principal balance.

         3. No Security. The Company's obligations pursuant to this Note are not secured by any assets of the Company.

         4. Events of Default. If one or more of the following events shall occur:

                  (a) Default in the payment of any principal of or interest on the Note and the continuation of such default for a period of ten days or more after written notice thereof by the Payee to the Company;

                  (b) The Company files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute (the "Code") or the entry by a court of competent jurisdiction of a decree or order adjudging the Company a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Code or appointing a receiver, trustee or other similar official of the Company of all or substantially all of its assets, or ordering up the winding up or liquidation of its affairs, and the continuation of such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (c) The institution by the Company or the consent to the institution by the Company of proceedings to adjudicate the Company a bankrupt or insolvent or the filing or consent by the Company to the filing of a petition or answer seeking reorganization or relief under the Code, the consent by the Company to the appointment of a receiver, trustee or other similar official of the Company or of any substantial part of its property, or an assignment by the Company for the benefit of creditors;

                  then the Payee of this Note may, by written notice to the Company, declare the entire unpaid principal of and accrued and unpaid interest on this Note to be due and payable and, upon such declaration, the same shall become due and payable forthwith without further demand or notice.

         5. Transferability. No sale or transfer of this Note may be made unless such sale or transfer has been registered under the Act and applicable state securities laws or unless the Company has received an opinion of counsel or other evidence satisfactory to counsel to the Company to the effect that such registration is not required because an exemption from such registration is available.

         6. Conversion. (a) The Payee shall have the right at the Payee's option, at any time prior to payment of the Note, to convert all, or any part, of this Note into such number of fully paid and non-assessable shares of the no par value common stock (the "Common Stock") of the Company as shall be provided herein. The Payee may exercise the conversion right provided in this Section 6 by giving written notice (the "Conversion Notice") to the Company of the exercise of such right and stating the address to which the certificates evidencing the Common Stock shall be delivered. The Conversion Notice shall be accompanied by this Note. Except as provided below in this Section 6, the Company will issue one share of Common Stock for each $.25 of then outstanding principal balance of and interest accrued on this Note upon conversion of the Note (the "Conversion Price"). Conversion shall be deemed to have been effected on the date the Conversion Notice is given; provided, however, the conversion privilege of this Note may not be exercised by, and the Common Stock shall not be issued to, the Payee if such conversion would be unlawful. As a condition to




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conversion, the Company may require the Payee to sign a representation of investment intent letter confirming compliance with applicable federal and state securities laws and other applicable laws, and receive satisfactory assurance that issuance of the Common Stock will not violate law. Promptly after receipt of the Conversion Notice and confirmation of compliance with law, the Company shall issue a stock certificate of the Company representing the number of shares of Common Stock to which such Payee is entitled and a check in payment of all accrued interest unpaid on the Note up to and including the date of the Conversion Notice unless the Payee has indicated that it also wishes to convert the accrued interest into shares of Common Stock.

                  (b) If the Common Stock issuable upon conversion of this Note shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, appropriate adjustment shall be made to the conversion rate. Similar adjustment shall be made in the event of any reorganization, merger or consolidation.


         7. Notices. Any notice or other communication given hereunder shall be given in writing and sent by overnight courier or registered or certified mail, return receipt requested, addressed to the Company or the Payee at their respective addresses as set forth in the Note. Notices shall be deemed to have been given four business days after the date of mailing or one business day after delivery to an overnight courier. The address for notices for any party may be changed by notice given pursuant to this Section 7. For purposes of this Note, "business day" shall exclude Saturdays, Sundays and legal holidays in the State of Colorado.

         8. Governing Law. This Note and its validity, construction and performance shall be governed in all respects by the laws of the State of Colorado.

         9. Miscellaneous. All powers and remedies given by this Note to the Payee shall, to the extent permitted by law, be deemed cumulative and not exclusive of any power or remedy or of any other powers and remedies available to the Payee, by judicial proceedings or otherwise, to enforce the performance or observance of the agreements contained in this Note. No delay or omission of the Payee to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence thereof. The Company waives presentment for payment, protest, the filing of suit or the taking of any other action for the purpose of fixing its liability for payment of the Note.


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